DISCLAIMER

THIS IS NEITHER AN OFFER TO SELL NOR AN OFFER TO BUY ANY SECURITIES DESCRIBED HEREIN. OFFERINGS ARE MADE ONLY BY A PROSPECTUS OR OTHER OFFERING MATERIALS. THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH A PROSPECTUS OR OTHER OFFERING MATERIALS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATION AND RISKS OF AN OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF A PROSPECTUS OR OTHER OFFERING MATERIALS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH AN OFFERING. An investment in Probe Manufacturing, Inc. involves a high degree of risk and there can be no assurance that the investment objectives of the program will be attained.

This presentation contains certain forward-looking statements (under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) with respect to our ability to operate our business in a profitable manner, our ability to attract new customers, the potential size of the OEM/EMS market for our services and the accuracy of our financial projections. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our ability to raise additional funds for operations, our ability to effectively market our services to new customers and to our existing customers; uncertainties relating to changes in general economic and manufacturing conditions; uncertainties regarding changes in the manufacturing industry and the industries of our clients including, healthcare, aerospace and general contract manufacturing services.; the uncertainties relating to the implementation of our real estate investment strategy; and other risk factors as outlined herein, and as detailed from time to time in our periodic reports, as filed with the Securities and Exchange Commission. Forward-looking statements in this document speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Probe Manufacturing Foundry

Engineering & Manufacturing the Next Winners

(Symbol : PMFI)

Ultrasound Technology, Dental / Medical, Industrial / Instrumentation & Aerospace / Defense Products

COMPANY OVERVIEW

pmi

- Established in 1994
- Comprehensive Services
  - Product Development to Post Sales Services
- Facilities:
  - 23,000 square foot facility in Irvine, CA
  - 16,000 square foot facility in Salt Lake City, UT

- ISO 9001-2008 Certified
- AS9100 Compliant
- ISO13485 Compliant
- ITAR Certified

- Regulatory support for
- UL, CE, CSA, BABT, PPAP, etc.

- IPC 610 Class I,II,III
- onsite certified training program

- EIA-625 & 2020 Compliant ESD Program

OUR VISION & BUSINESS

The preeminent engineering & manufacturing company for technological innovators by providing innovative, domestic manufacturing and global material sourcing solutions.



Next Winners
FOUNDRY
Core Expertise
PROGRAM MANAGEMENT
Core Service
Compliance, Lower Cost,
Flexible & Scalable
DESIGN & MANUFACTURING

- A biotech dental company with an ultrasound diagnostic system for dentistry. The next level in digital dentistry
- Products
  - Clearview LAB (High Demand, Eliminating the barrier to entry)
- High Margin
- High Use
- $8 billion dental equipment marketplace

OTHER FOUNDRY PROGRAMS

- **Telepath** – The first company to employ the use of magnetic technology in an in Telecomm switching networks enabling energy savings and automated distributed.

- **Nexalin** – Drug-free Brain wave therapy for the treatment of a variety of anxiety issues related to brain function (Panic Disorder, Obsessive-compulsive disorder (OCD), Post-Traumatic Stress Disorder (PTSD), etc..

- **Muni-Fed** – Energy saving lighting solutions that improve operating efficiency, save money and allow for the deployment of new energy and operationally efficient technologies for cities and municipalities.

S–RAY Clearview LAB PRODUCT UNIT SALES FORECAST

	2015	2016
The Largest Dental Lab in the U.S.	5,000	3,000
Second Largest Dental Lab in the U.S.	1,500	3,000
Direct Sales (Orthodontist SO. CAL.)	500	1,000
Direct Sales (Managed Private Services)	200	500
	7,200	7,500
@ $5000.00 ea.	$36M	$37.5M

UNAUDITED FORECAST SUMMARY P&L

	2014	2015	2016
Sales			
Foundry Services	3,990,000	4,100,000	7,000,000
Foundry Products	-	6,210,000	25,000,000
Total Sales	3,990,000	10,310,000	32,000,000
Cost of Goods	2,872,800	6,238,071	18,379,285
Gross Profit	1,117,200	4,071,929	13,620,715
	28%	39%	43%
Total Admin Expense	1,297,200	2,287,465	6,605,008
EBITDA	(180,000)	1,784,464	7,015,707
	-5%	17%	22%

BALANCE SHEET FORECAST

	2014	2015	2016
Assets			
Cash	10,000	2,363,464	8,329,171
AR	450,000	1,500,000	4,000,000
Inventory	650,000	1,000,000	2,000,000
Capital Equipment	150,000	500,000	1,000,000
Other Assets	500,000	500,000	500,000
Total Assets	1,760,000	5,863,464	15,829,171
Liabilities			
A/P	600,000	1,000,000	1,500,000
Notes Payable	460,000	-	-
Total Liabilities	1,060,000	1,000,000	1,500,000
Equity			
Common Stock	2,200,000	5,200,000	5,200,000
Retained Earnings	(1,500,000)	(336,536)	9,129,171
Total Equity	700,000	4,863,464	14,329,171
Total Liabilities and Equity	1,760,000	5,863,464	15,829,171

BOARD OF DIRECTORS

Co-Founder & CEO, PMFI



Kambiz Mahdi
Chairman

Chief Financial Officer, PMFI



John Bennett
Director

CEO, Partnerhero, Senior Partner at Accenture, Managed Toyota of North America..



Shervin Talieh
Director

Director Kinecta Federal Credit Union, Director Mobile Services for Boeing Satellite Systems,



Robert Young
Director

QUESTIONS?

pmi

www.probeglobal.com

Jbennet@probeglobal.com

17475 Gillette Avenue, Irvine, CA

(949) 273-4990


South Coast
Sandpointe
MacArthur Blvd
W Sunflower Ave
Red Hill Ave
Irvine Business Complex
Main St
Orange County Airport
San Diego Fwy
Jamboree Rd
The District
Barranca Pkwy